Exhibit 10.35

AMENDMENT NO. 1 TO

COMMON STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 1 (the “First Amendment”) to that certain Common Stock Purchase Agreement dated as of August 31, 2006 (the “Agreement”), by and between Dynavax Technologies Corporation, a Delaware corporation (the “Company”), and Azimuth Opportunity Ltd., an international business company incorporated under the laws of the British Virgin Islands (the “Investor”), is entered into as of February 22, 2008 (the “First Amendment Date”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

RECITALS

WHEREAS, Section 7.1(i) of the Agreement provides that the Agreement, if not earlier terminated, will terminate automatically as of March 1, 2008 (i.e., the first day of the month next following the 18-month anniversary of the Effective Date);

WHEREAS, pursuant to Section 7.1, the Agreement remains in full force and effect; and

WHEREAS, the Company and the Investor now desire to amend the Agreement to extend the term of the Agreement pursuant to Section 7.1(i) as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Agreement and Amendment, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.     Amendment of Section 7.1(i). Effective as of the First Amendment Date, Section 7.1(i) of the Agreement shall be amended and restated to read in its entirety as follows:

“(i) through and including December 31, 2008 (the “Investment Period”),”

2.     Continuing Effect of Agreement. Except as expressly set forth in this First Amendment, all other provisions of the Agreement remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE COMMON STOCK PURCHASE AGREEMENT to be executed and delivered as of the First Amendment Date

Company:		DYNAVAX TECHNOLOGIES CORPORATION

By:	/s/ Dino Dina
	Name:	Dino Dina
	Title:	President and Chief Executive Officer

Investor:		AZIMUTH OPPORTUNITY LTD.

By:	/s/ Peter W. Poole
	Name:	Peter W. Poole
	Title:	Director